Exhibit 10.56

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1

TO AMENDED AND RESTATED LICENSE AGREEMENT

BETWEEN ONCTERNAL THERAPEUTICS, INC.

AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR UC CASE NOS. SD2005-212, SD2010-306, SD2011-178,

SD2012-143, SD2012-403, SD2015-027 AND SD2015-200

This Amendment No. 1 (“Amendment No. 1”) is made by and between Oncternal Therapeutics, Inc. having an address at 3525 Del Mar Heights Road, #821, San Diego, California 92130 (“Oncternal”) and The Regents of the University of California, a California public corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“University”), represented by its San Diego campus having an address at University of California San Diego, Office of Innovation and Commercialization (“OIC”), Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UC San Diego”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.

WHEREAS, Oncternal and University entered into a license agreement (“Agreement”), UC Control Number 2019-03-0137, effective August 31, 2018 (“Effective Date”);

WHEREAS, Oncternal and University wish to amend the Agreement to make certain corrections;

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties amend the Agreement and otherwise agree as follows:

I. Exhibit C in the Agreement shall be deleted in its entirety and replaced with the amended Exhibit C as shown in the pages following the signatures executing this Amendment #1.

All other terms and conditions of Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of California which govern the Agreement. This Amendment No. 1 is effective as of the date of the last signature below (“Amendment No. 1 Effective Date”).

University and Oncternal agree that this Amendment No. 1 may be executed by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, both University and Oncternal have executed this Amendment No.1, in duplicate originals, by their respective and duly authorized officers on the day and year written.

ONCTERNAL THERAPEUTICS, INC.:

By:	/s/ James Breitmeyer
(Signature)

Name:	James Breitmeyer, M.D., Ph.D.
Title:	President & CEO

Date:	22 MAR 2019

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ David Gibbons
(Signature)

David Gibbons
Assistant Director

Date:	25 MAR 2019

EXHIBIT C

PATENT RIGHTS

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